Exhibit 99.1

 April 27, 2016

  forward looking statements  The Company may from time to time make written or oral "forward-looking statements", including statements contained in this presentation. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements.  For example, risks and uncertainties can arise with changes in: general economic conditions, including turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; the adequacy of our allowance for loan losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans, and to our primary service area; changes in interest rates; our ability to identify, negotiate, secure and develop new store locations and renew, modify, or terminate leases or dispose of properties for existing store locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; deposit flows; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act; our securities portfolio and the valuation of our securities; accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; rapidly changing technology; litigation liabilities, including costs, expenses, settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services.  You should carefully review the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2015 and other documents the Company files from time to time with the Securities and Exchange Commission. The words "would be," "could be," "should be," "probability," "risk," "target," "objective," "may," "will," "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.   2

 Since the launch of our“Power of Red is Back”expansion plan . . . .

 annual store deposit growth  ($ in millions)  36 XGreater  *Source: First Manhattan Consulting Group White paper 2015

 total assets          ($ in millions)

 core deposit growth      ($ in millions)

 deposit accounts  Growth = 94%

 annual customer transactions  Growth = 74%

 loan growth  ($ in millions)

projected store count New Store Additions +2 +2 +4 +5 +6 13 15 17 21 26 32 35 30 25 20 15 10 5 0
12/31/13 actual 12/31/14 actual 12/31/15 actual 12/31/16 projected 12/31/17 projected 12/31/18 projected projected store count  +2  +6  +4  +5  + New Store Additions stock price  0

 THE BEST OF EVERY CHANNELYOU CHOOSE  in-store  online  mobile  phone

 profitability trend        Actual QTD9/30/15    Actual QTD12/31/15    Actual QTD03/31/16  Total Revenue    11,596    15,727    13,703  Loan Loss Provision    -    500    300  Non Interest Expenses    11,024    14,446    12,343  Net Income    582    790    1,085                % Increase        +36%    +37%

coming soon

- Moorestown
- Cherry Hill Mall
- Medford
- Fairless Hills
- Gloucester Township
- Sicklerville
- Feasterville
- Mount Holly
- Bensalem

back office expansion  Marlton loan office

 grand openings April 9th 2016  Wynnewood & Washington Township our approach  It’s all about the People!